EATON VANCE GROWTH FUND

Supplement to Prospectus and Summary Prospectus dated May 1, 2020

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

Supplement to Prospectus and Summary Prospectus dated July 1, 2020

The Board of Trustees of Eaton Vance Special Investment Trust on behalf of Eaton Vance Growth Fund (“Growth Fund”) and Eaton Vance Growth Trust on behalf of Eaton Vance Focused Growth Opportunities Fund (“Focused Growth Fund”) (each a “Fund” and collectively, the “Funds”), has called a Special Joint Meeting of Shareholders (the “Meeting”) to be held on or about September 17, 2020 to consider a proposal to change each Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended. This proposal applies to the respective shareholders of each Fund. The risk of operating as a non-diversified fund is that the fund could have more concentrated ownership of certain issuers than if it was a diversified fund.  Concentrated ownership of issuers may make a fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests.  Accordingly, a non-diversified fund may involve more risk than a diversified fund.

If shareholders of the Funds approve the Proposal, the change in the applicable Fund’s classification from diversified to non-diversified will become effective when the applicable Fund’s registration statement is revised or supplemented to reflect that the fundamental investment restriction requiring diversification no longer applies to the Fund. Additional information about the proposal will be contained in the Funds’ proxy materials, which are expected to be mailed on or about July 24, 2020 to shareholders of record on July 14, 2020. The Notice of Special Joint Meeting of Shareholders and Proxy Statement will be available online at http://www.eatonvance.com/funddocuments on or about July 24, 2020.

July 7, 2020	36036 7.7.20